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                                  EXHIBIT 10.3

             FORM OF THE SILICON GROUP, INC. STOCK OPTION AGREEMENT


     The Silicon Group, Inc., a Texas corporation (the "COMPANY"), has granted to _______________ (the "OPTIONEE") an option to purchase a total of __________ shares of Common Stock (the "OPTION"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Nonstatutory Stock Option Plan, as such may be amended from time to time (the "PLAN"), adopted by the Company which is incorporated herein by reference. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Plan.

     1. Nature of the Option. This Option is intended by the Company and the Optionee to be a nonstatutory stock option, and does not qualify for any special tax benefits to the Optionee.

     2. Exercise Price. The exercise price is $__________ for each share of Common Stock (the "EXERCISE PRICE").

     3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

          a.   Right to Exercise.

               i. [IF NEW OPTION: THE OPTION SHALL BE EXERCISABLE AS TO 1/48TH OF THE TOTAL SHARES COVERED BY SUCH OPTION ON THE LAST DAY OF EACH MONTH FOLLOWING THE DATE OF GRANT (AS HEREINAFTER SET FORTH) AND SHALL BE CUMULATIVE, PROVIDED THAT THE OPTION SHALL VEST WITH REGARD TO THE FIRST THREE MONTHS ON THE LAST DAY OF THE THIRD MONTH FOLLOWING THE DATE OF GRANT.] [IF EXCHANGE OPTION:
VESTING SCHEDULE TO CONFORM TO SCHEDULE APPLICABLE TO UNVESTED SHARES. IN EACH CASE, EXACT NUMBERS TO BE INCLUDED.]

               ii.  This Option may not be exercised for a fraction of a share.

               iii. In the event of Optionee's death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Section 9 of the Plan.

          b. Method of Exercise. This Option shall be exercisable by written notice to the Company which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed and the payment of withholding tax, if any, has been made in compliance with the terms of the Plan. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date determined pursuant to the provisions of the Plan.

          c. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Board;

               i.   cash;

               ii.  check; or

               iii. surrender of other Shares of Common Stock of the Company of a value equal to the exercise price of the Shares as to which the Option is being exercised.

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          d.   Termination of Status as an Employee or Consultant. If Optionee
ceases to serve as an Employee or Consultant, then Section 9 of the Plan shall govern the exercisability of all Options granted to the Optionee.

     4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by such Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. Term of Option. This Option may not be exercised more than ten (10) years and one (1) day from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     6. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee's current compensation with respect to such income; to the extent that Optionee's current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option.

     7. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

          a.   if to the Company:

               at its principal executive offices
               Attn: President

          b.   if to the Optionee:

               At the Optionee's last known address as
               listed with the Company

Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth calendar day after posting, in the case of notice so given by overnight delivery service, on the date of actual delivery and, in the case of notice so given by cable, telegram, facsimile transmission, telex or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.

     8. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

     9. Complete Agreement. This Agreement and the Plan embody the complete agreement and understanding between the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     10. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     11. CHOICE OF LAW. THE CORPORATE LAW OF THE STATE OF TEXAS WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS SHAREHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF TEXAS.

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DATE OF GRANT:
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                                        THE SILICON GROUP, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



     Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions set forth in the Plan and in this Stock Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated:
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                                        Optionee